UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2018 (February 1, 2018)

ARCONIC INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3610	25-0317820
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

390 Park Avenue, New York, New York	10022-4608
(Address of Principal Executive Offices)	(Zip Code)

Office of Investor Relations 212-836-2758

Office of the Secretary 212-836-2732

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 2, 2018, Arconic Inc. (“Arconic” or the “Company”) entered into an amendment (the “Amendment”) to that certain registration rights agreement (the “Registration Rights Agreement”), dated as of December 19, 2017, by and among the Company, Elliott Associates, L.P., a Delaware limited partnership, Elliott International, L.P., a Cayman Islands limited partnership, and Elliott International Capital Advisors Inc., a Delaware corporation (the foregoing, collectively, “Elliott”), relating to the shares of the Company’s common stock held by Elliott as of December 19, 2017.

The Amendment amends, among other provisions of the Registration Rights Agreement, the deadline for the Company’s obligation to use reasonable best efforts to file a Shelf Registration Statement (as defined in the Registration Rights Agreement) with the U.S. Securities and Exchange Commission (the “SEC”), from February 2, 2018 to within twelve business days of receipt of a written request from Elliott, subject to the terms and conditions of the Registration Rights Agreement.

A copy of the Amendment is filed with this Form 8-K and attached hereto as Exhibit 10.1 and incorporated by reference herein. A copy of the Registration Rights Agreement was previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on December 19, 2017 and is also incorporated by reference herein. The foregoing descriptions of the Amendment and the Registration Rights Agreement are qualified in their entirety by reference to the full text of the Amendment and the full text of the Registration Rights Agreement, respectively.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 1, 2018, the Board of Directors of the Company (the “Board”) approved amendments to the Arconic Inc. Change in Control Severance Plan (the “CIC Plan”) and the 2013 Arconic Stock Incentive Plan (the “SIP”) as part of an initiative to conform the “change in control” definitions included in all of the Company’s compensation plans to a single uniform definition. All named executive officers of the Company are eligible to participate in the CIC Plan and the SIP.

The conformed definition generally provides that a “change in control” of the Company occurs upon the occurrence of (i) the acquisition by an individual, entity or group of 30% or more of the common shares of the Company or the combined voting power of all voting securities of the Company, subject to certain exceptions, (ii) individuals who, as of May 24, 2017, constituted the Board (the “Incumbent Board”) ceasing for any reason to constitute at least a majority of the Board, subject to certain exceptions providing in general that directors joining the Board after May 24, 2017 whose election or nomination is approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board will be considered members of the Incumbent Board, (iii) the consummation of certain corporate transactions involving the Company, and (iv) approval by the shareholders of the Company of a plan of complete liquidation or dissolution of the Company.

In addition, certain other amendments were made to the CIC Plan, including a reduction of the period during which a post-change in control severance-qualifying termination of employment may occur from three years to two years, elimination of the definition of "potential change in control," certain changes to the amendment provision, a modification to the pension credit benefit to reflect the freezing of the Company's pension plans, and the addition of a prorated target bonus for the year of termination of employment as one of the severance benefits under the CIC Plan.

The foregoing description of the amendments to the CIC Plan and the SIP does not purport to be complete and is qualified in its entirety by reference to the full text of the applicable documents filed herewith as Exhibits 10.3 and 10.4, respectively.

Item 8.01.	Other Events.

Arconic intends to redeem on or about March 7, 2018 (the “Redemption Date”) all of its outstanding 5.72% Notes due 2019 (CUSIP Nos. 013817AP6, 013817AM3 and U01347AA8) (the “Notes”) in accordance with the terms of the Notes and the Indenture dated as of September 30, 1993, as supplemented, between Arconic and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Indenture”). As of February 5, 2018, the aggregate outstanding principal amount of the Notes is $500,001,000.

The Redemption Price for the Notes shall be equal to the greater of (i) 100% of the principal amount of the Notes, plus accrued interest, if any, to the Redemption Date or (ii) the sum of the present values of the Remaining Scheduled Payments, discounted, on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate plus 15 basis points, plus accrued and unpaid interest to the date of redemption.

Capitalized terms used and not otherwise defined in this Item 8.01 shall have the same meaning as given in the Indenture or the Notes, as the case may be.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following are filed as exhibits to this report:

Exhibit No.	Description
10.1	Amendment to Registration Rights Agreement, by and among Arconic Inc. and Elliott Associates, L.P., Elliott International, L.P. and Elliott International Capital Advisors Inc., dated as of February 2, 2018.

10.2	Registration Rights Agreement, by and among Arconic Inc. and Elliott Associates, L.P., Elliott International, L.P. and Elliott International Capital Advisors Inc., dated as of December 19, 2017 (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the SEC on December 19, 2017).

10.3	Arconic Inc. Change in Control Severance Plan, as amended and restated effective February 1, 2018.

10.4	First Amendment to the 2013 Arconic Stock Incentive Plan, as amended and restated.

Forward-Looking Statements

This Current Report on Form 8-K contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “future,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning. All statements that reflect the Company’s expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, statements regarding future expenses and tax rates. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Although the Company believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to disruptions or volatility in the global financial markets, including changes affecting U.S. Treasury securities or failure of the trustee to receive moneys from Arconic sufficient to pay the redemption price of the Notes, whether due to third-party payments system disruptions or other events and the other risk factors summarized in the Company’s Form 10-K for the year ended December 31, 2016, Form 10-Q for the quarter ended June 30, 2017 and other reports filed with the U.S. Securities and Exchange Commission. Arconic disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law.

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment to Registration Rights Agreement, by and among Arconic Inc. and Elliott Associates, L.P., Elliott International, L.P. and Elliott International Capital Advisors Inc., dated as of February 2, 2018.

10.2	Registration Rights Agreement, by and among Arconic Inc. and Elliott Associates, L.P., Elliott International, L.P. and Elliott International Capital Advisors Inc., dated as of December 19, 2017 (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the SEC on December 19, 2017).

10.3	Arconic Inc. Change in Control Severance Plan, as amended and restated effective February 1, 2018.

10.4	First Amendment to the 2013 Arconic Stock Incentive Plan, as amended and restated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCONIC INC.

Dated: February 6, 2018	By:	/s/ Peter Hong
	Name:	Peter Hong
	Title:	Vice President and Treasurer